Supplement to the
Fidelity® Strategic Advisers® Mid Cap Value Portfolio
Initial Class and Investor Class
April 12, 2007
Prospectus

The following information supplements the information found on the back cover.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

FILI-MCV-07-01 November 6, 2007
1.857396.100

Supplement to the
Fidelity® Strategic Advisers®
Small Cap Portfolio
Initial Class and Investor Class
April 12, 2007
Prospectus

At its September 2007 meeting, the Board of Trustees approved modifications to the fund's investment disclosure. Detail regarding these changes can be found below.

The following information replaces the information found in the first bullet under the heading "Principal Investment Strategies" in the "Fund Summary" section on page 3.

  Normally investing at least 80% of assets in equity securities of companies with small market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell 2000® Index or the Standard & Poor's® SmallCap 600 Index (S&P® SmallCap 600)).

The following information replaces the information found in the first paragraph under the heading "Principal Investment Strategies" in the "Investment Details" section on page 5.

The fund's sub-adviser, OppenheimerFunds, Inc. (Oppenheimer) normally invests at least 80% of the fund's assets in equity securities of companies with small market capitalizations. Oppenheimer currently defines small market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 2000 Index or the S&P SmallCap 600. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. Over time, Oppenheimer, upon consultation with the fund's manager, Strategic Advisers, Inc. (Strategic Advisers), may change the range of asset capitalizations it uses to define small-cap companies, as market conditions change.

The following information supplements the information found on the back cover.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

FILI-SCV-07-02 November 6, 2007
1.855451.101